Earnings Results Second Quarter 2022 July 28, 2022

Safe Harbor Statement This presentation (and oral statements made regarding the subject of this presentation) contains certain “forward- looking statements” that are based on various facts and derived utilizing numerous important assumptions and are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements include information about our future financial performance, business and growth strategy, projected plans and objectives, as well as projections of macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact economic trends, and any such variations may be material. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing. Forward-looking statements are based on management’s current expectations and involve risks and uncertainties that could cause actual results to differ materially from the Company’s historical results or those described in our forward-looking statements. PCB Bancorp disclaims any obligation to update any forward-looking statement. This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation. Numbers in the presentation may not sum due to rounding. 2

Introduction 3

Franchise Footprint (1) 4(1) As of July 26, 2022. On August 25, 2022, Pacific City Bank’s name will change to PCB Bank.

$0.08 $0.11 $0.12 $0.12 $0.25 $0.40 $0.44 $0.30 $0.15 $8.26 $9.48 $10.60 $13.16 $14.44 $15.19 $17.24 $22.36 $17.73 $0.0 0 $5.0 0 $10 .00 $15 .00 $20 .00 $25 .00 $0.0 0 $0.1 0 $0.2 0 $0.3 0 $0.4 0 $0.5 0 $0.6 0 $0.7 0 $0.8 0 2015 2016 2017 2018 2019 2020 2021 06/22 YTD 3Q22 Cash Dividend & Book Value/Tangible Common Equity Per Share (1), (2) Cash Dividend Per Share Book Value Per Share TCE Per Share Equity Information As of July 26, 2022 Common Stock Ticker PCB Market Cap $279.4 million Price Per Share $18.87 52 Week Range $17.68 - $25.43 Dividend Yield (Dividend Payout Ratio) 3.18% (19.57% 3Q21-2Q22) Number of Shares 14,956,760 Shares Preferred Stock Senior Non-Cumulative Perpetual, Series C 69,141 Shares ($69.1 million) Stock Repurchase Plan Announced on July 28, 2022 5% of Outstanding (Approx. 750,000 shares) (1) Book value / Tangible Common Equity (“TCE”) per share at period end. (2) TCE per share is not presented in accordance with U.S. generally accepted accounting principles (“GAAP”). See “Non-GAAP measure” for a reconciliation of this measure to its most comparable GAAP measure. 5

Historical Performance $1.19 $1.34 $1.45 $1.58 $1.73 $1.83 0.0 00 0.2 00 0.4 00 0.6 00 0.8 00 1.0 00 1.2 00 1.4 00 1.6 00 1.8 00 2.0 00 2017 2018 2019 2020 2021 Jun-22 Held-For-Investment Loans ($bn) $1.25 $1.44 $1.48 $1.59 $1.87 $2.00 0.0 00 0.5 00 1.0 00 1.5 00 2.0 00 2.5 00 2017 2018 2019 2020 2021 Jun-22 Deposits ($bn) $16.4 $24.3 $24.1 $16.2 $40.1 $19.3 0.0 00 5.0 00 10. 000 15. 000 20. 000 25. 000 30. 000 35. 000 40. 000 45. 000 2017 2018 2019 2020 2021 06/22 YTD Net Income ($mm) $1.21 $1.65 $1.49 $1.04 $2.62 $1.27 0.0 00 0.5 00 1.0 00 1.5 00 2.0 00 2.5 00 3.0 00 2017 2018 2019 2020 2021 06/22 YTD Diluted Earnings Per Share CAGR +9.8% CAGR +10.5% 6

Historical Performance 1.22% 1.53% 1.40% 0.84% 1.96% 1.78% 0.0 0% 0.5 0% 1.0 0% 1.5 0% 2.0 0% 2.5 0% 2017 2018 2019 2020 2021 06/22 YTD Return on Average Assets 12.00% 14.26% 10.88% 7.08% 16.52% 14.13% 0 0.0 2 0.0 4 0.0 6 0.0 8 0.1 0.1 2 0.1 4 0.1 6 0.1 8 2017 2018 2019 2020 2021 06/22 YTD Return on Average Equity/TCE (1) 52.0% 52.8% 52.3% 53.5% 45.2% 48.4% 0.0 0% 10. 00% 20. 00% 30. 00% 40. 00% 50. 00% 60. 00% 2017 2018 2019 2020 2021 06/22 YTD Efficiency Ratio 4.22% 4.23% 4.11% 3.53% 3.83% 3.94% 0.0 0% 0.5 0% 1.0 0% 1.5 0% 2.0 0% 2.5 0% 3.0 0% 3.5 0% 4.0 0% 4.5 0% 2017 2018 2019 2020 2021 06/22 YTD Net Interest Margin (2) (2) (2) (1) Return on average TCE (“ROATCE”) is not presented in accordance with GAAP. See “Non-GAAP Measures” for reconciliation of this measure to its most comparable GAAP measure. (2) Annualized. 14.92%(1) 7

Recent Financial Performance 8

PCB BANCORP

2Q22 Highlights

($ in thousands except per share data)	As of or For the Quarter Ended 06/30/22	03/31/22	06/30/21
Income Statement Summary:			
Interest Income	$ 22,446	$ 20,894	$ 20,051
Interest Expense	1,095	901	1,055
Net Interest Income	21,351	19,993	18,996
Noninterest Income	3,648	5,286	5,151
Noninterest Expense	12,245	12,071	11,139
Reversal for Loan Losses	(109)	(1,191)	(934)
Pretax Income	12,863	14,399	13,942
Income Tax Expense	3,771	4,159	4,098
Net Income	9,092	10,240	9,844
Diluted Earnings Per Share ("EPS")	$ 0.60	$ 0.67	$ 0.64
Selected Balance Sheet Items:			
Loans held-for-investment ("HFI")	$ 1,833,010	$ 1,742,955	$ 1,719,656
Loans held-for-sale ("HFS")	9,627	18,340	11,255
Total Deposits	1,997,607	1,910,379	1,797,648
Total Assets	2,344,560	2,199,742	2,060,003
Shareholders' Equity	334,375	261,058	238,941
Key Metrics:			
Book Value Per Share	$ 22.36	$ 17.47	$ 16.09
TCE Per Share (1)	$ 17.73	$ 17.47	$ 16.09
Return on Average Assets ("ROAA") (2)	1.65%	1.92%	1.96%
Return on Average Equity ("ROAE") (2)	12.48%	16.01%	16.49%
ROATCE (1), (2)	13.85%	16.01%	16.49%
Net Interest Margin (2)	4.01%	3.87%	3.83%
Efficiency Ratio	48.98%	47.75%	16.13%

- Issued preferred stock of 69,141 shares for the capital investment of $69.1 million from U.S. Treasury under the ECIP
- Recorded a reversal for loan losses of $109 thousand in 2Q22 primarily due to a decrease in qualitative adjustment factor allocations related to economic implications of the COVID-19 pandemic
- Allowance for loan losses to HFI loans ratio was 1.15% at 06/30/22 compared with 1.22% at 03/31/22 . Excluding PPP loans, the ratio(1) was 1.15% and 1.23% at 06/30/22 and 03/31/22, respectively
- Declared cash dividend of $0.15 per share in 2Q22
- Announced the Bank's name change from Pacific City Bank to PCB Bank, effective August 25, 2022, as well as introduction of new logo

(1) Not presented in accordance with GAAP. See "Non-GAAP Measures" for reconciliation of these measures to their most comparable GAAP measures.
(2) Annualized.

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Commercial Property - Owner Occupied 30% Commercial Property - Non-Owner Occupied 44% Commercial and Industrial 11% SBA PPP 0% Residential Property 14% Other Consumer 1% HFI Loan Composition Loan Overview $1,002 $1,023 $1,062 $1,136 $1,189 $1,244 $1,289 $1,348 $206 $205 $193 $184 $194 $192 $194 $203 $213 $198 $191 $197 $202 $209 $215 $258 $22 $22 $21 $22 $21 $22 $22 $22 $136 $136 $219 $181 $102 $65 $23 $2 $1,579 $1,584 $1,686 $1,720 $1,708 $1,732 $1,743 $1,833 0 200 400 600 800 1,00 0 1,20 0 1,40 0 1,60 0 1,80 0 2,00 0 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 HFI Loan Trend Commercial Property Commercial and Industrial Residential Property Other Consumer SBA PPP ($ in millions) June 30, 2022 YoY +5.8% $619 $629 $636 $679 $706 $733 $756 $819 257% 256% 251% 269% 270% 270% 270% 230% 0.0% 50.0% 100 .0% 150 .0% 200 .0% 250 .0% 300 .0% 300 .0 400 .0 500 .0 600 .0 700 .0 800 .0 900 .0 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Commercial Real Estate (1) Loan Trend CRE Loans % to the Bank's Total Risk-Based Capital ($ in millions) (1) Per regulatory definitions in the Commercial Real Estate (“CRE”) Concentration Guidance 10

Fixed (WA Rate: 4.36%) 24% Variable (WA Rate: 5.12%) 39% Hybrid (WA Rate: 4.11%) 37% Interest Rate Mix(2) $52 $32 $49 $17 $25 $19 $25 $36 $22 $24 $23 $85 $93 $69 $67 $126$53 $45 $51 $105 $105 $97 $62 $117 4.14% 3.94% 4.02% 3.90% 3.95% 4.01% 4.18% 4.69% -3.00% -2.00% -1.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 0.0 50.0 100 .0 150 .0 200 .0 250 .0 300 .0 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 New Production (1),(2) by Rate Type Fixed Hybrid Variable WA Rate Loan Interest Rate Mix (1) Total commitment basis (2) Excluding SBA PPP loans. June 30, 2022($ in millions) 25% 25% 27% 26% 25% 26% 26% 24% 23% 23% 22% 25% 28% 30% 32% 37% 52% 52% 51% 49% 47% 44% 42% 39% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100 % Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Interest Rate Mix Trend (2) Fixed Hybrid Variable 11

PCB BANCORP

Loan Yield Analysis

Loan Repricing Schedule as of June 30, 2022

($ in thousands)	HFI Loans, Excl. SBA PPP Carrying Value	HFI Loans, Excl. SBA PPP Rate [1]	SBA PPP Loans Carrying Value	SBA PPP Loans Rate [1]	HFS Loans Carrying Value	HFS Loans Rate [1]	Total Loans [2] Carrying Value	Total Loans [2] Rate [1]
Less Than 3 Months	$ 688,016	5.16%	$ 0		$ 9,627	5.40%	$ 697,643	5.16%
3 to 12 Months	68,295	4.41%	0		0		68,295	4.41%
1 to 3 Years	273,247	4.74%	252	1.00%	0		273,499	4.73%
3 to 5 Years	697,754	3.99%	1,331	1.00%	0		699,085	3.99%
More than 5 Years	104,115	4.01%	0		0		104,115	4.01%
Total	$ 1,831,427	4.56%	$ 1,583	1.00%	$ 9,627	5.40%	$ 1,842,637	4.56%

Breakout of Interest and Fee Income on Loans

($ in thousands)	Total Loans [2], Excl. SBA PPP Amount	Total Loans [2], Excl. SBA PPP Yield	SBA PPP Loans Amount	SBA PPP Loans Yield	Total Loans [2] Amount	Total Loans [2] Yield
2Q22						
Average Carrying Value	$ 1,793,819		$ 10,549		$ 1,804,368	
Interest on Loans	$ 19,705	4.41%	$ 25	0.95%	$ 19,730	4.39%
Fee (Cost)	99	0.02%	420	15.97%	519	0.12%
Prepayment Penalty & Late Charges	87	0.02%	0		87	0.02%
Discount (Premium)	907	0.20%	0		907	0.20%
Total Interest & Fees	$ 20,798	4.65%	$ 445	16.92%	$ 21,243	4.72%
06/22 YTD						
Average Carrying Value	$ 1,762,651		$ 26,307		$ 1,788,958	
Interest on Loans	$ 37,718	4.32%	$ 129	0.99%	$ 37,847	4.27%
Fee (Cost)	144	0.02%	1,437	11.02%	1,581	0.18%
Prepayment Penalty & Late Charges	190	0.02%	0		190	0.02%
Discount (Premium)	1,815	0.21%	0		1,815	0.20%
Total Interest & Fees	$ 39,867	4.56%	$ 1,566	12.00%	$ 41,433	4.67%

(1) Weighted-average contractual rate
(2) Include both HFI & HFS loans

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Real Estate Loans – Commercial By Property Type as of June 30, 2022 ($ in thousands) Carrying Value % to Total LTV(1) Industrial $ 268,818 19.9% 50.6% Retail (More Than 50%) 251,539 18.7% 50.1% Mixed Use 149,768 11.1% 48.2% Apartments 98,143 7.3% 52.0% Gas Station 95,343 7.1% 54.6% Office 88,062 6.5% 55.4% Motel & Hotel 87,853 6.5% 51.3% Medical 60,173 4.5% 51.8% Car Wash 44,735 3.3% 57.1% Auto (Sales, Repair, & etc.) 40,974 3.0% 58.0% Golf Course 31,851 2.4% 51.5% Condominium (Commercial) 28,366 2.1% 49.1% Spa, Sauna, & other self-care 25,608 1.9% 53.7% Construction 12,595 0.9% 50.6% Church 11,514 0.9% 37.2% Supermarket 7,113 0.5% 65.8% Others 45,702 3.4% 49.1% Total $ 1,348,157 100.0% 51.5% Real Estate Loans – Residential as of June 30, 2022 (1) Collateral value at origination ($ in thousands) Carrying Value LTV(1) FICO Residential Property $ 258,259 59.4% 760 13 Loan Concentration

Commercial and Industrial Loans – By Industry Type as of June 30, 2022 Total, Excluding SBA PPP Loans SBA PPP Loans ($ in thousands) Carrying Value % to Total Carrying Value % to Total General Manufacturing & Wholesale Trade $ 64,328 31.7% $ 191 12.1% Food Services 36,238 17.9% 561 35.4% Retail Trade 25,747 12.7% 0 Real Estate Related 23,566 11.6% 0 Professional, Scientific, & Technical Services 16,121 7.9% 0 Finance & Insurance 13,047 6.4% 0 Other Services 5,803 2.9% 215 13.6% Health Care & Social Assistance 5,674 2.8% 0 Transportation & Warehousing 4,793 2.4% 0 Entertainment & Recreation 4,360 2.2% 0 All Other 3,109 1.5% 616 38.9% Total $ 202,786 100.0% $ 1,583 100.0% 14 Loan Concentration

Loan Concentration Geographic Concentration as of June 30, 2022 Real Estate - Commercial Real Estate – Residential Commercial & Industrial, Excluding SBA PPP SBA PPP ($ in thousands) Carrying Value % to Total Carrying Value % to Total Carrying Value % to Total Carrying Value % to Total California $ 1,102,772 82.0% $ 256,261 99.2% $ 168,436 82.7% $ 1,309 82.7% Texas 61,878 4.6% 0 4,209 2.1% 0 New Jersey 43,687 3.2% 1,998 0.8% 12,382 6.1% 111 7.0% New York 47,345 3.5% 0 7,826 3.9% 163 10.3% Washington 38,328 2.8% 0 2,487 1.2% 0 Nevada 16,765 1.2% 0 757 0.4% 0 Illinois 5,762 0.4% 0 930 0.5% 0 Colorado 6,046 0.4% 0 540 0.3% 0 Georgia 4,558 0.3% 0 629 0.3% 0 Virginia 3,490 0.3% 0 88 0.1% 0 Maryland 1,825 0.1% 0 1,214 0.6% 0 Pennsylvania 2,695 0.2% 0 17 0.1% 0 Oregon 2,275 0.2% 0 113 0.1% 0 Other States 10,731 0.8% 0 3,158 1.6% 0 Total $ 1,348,157 100.0% $ 258,259 100.0% $ 202,786 100.0% $ 1,583 100.0% 15

Credit Quality $4.0 $4.6 $3.8 $1.4 $1.1 $1.0 $1.4 $2.0 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 5.0 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Non-Performing Assets (“NPAs”) 0.20% 0.24% 0.19% 0.07% 0.05% 0.05% 0.06% 0.09% 0.0 0% 0.0 5% 0.1 0% 0.1 5% 0.2 0% 0.2 5% 0.3 0% Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 NPAs to Total Assets 1.30% 1.55% 1.67% 1.51% 1.45% 1.39% 1.29% 1.22% 1.15% 0.0 0% 0.2 0% 0.4 0% 0.6 0% 0.8 0% 1.0 0% 1.2 0% 1.4 0% 1.6 0% 1.8 0% 2.0 0% Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Allowance (1) to HFI Loans 1.83%(2) 1.23%(2) 683% 838% 1746% 1721% 2133% 2252% 1495% 1723% 0.0 0% 500 .00% 100 0.00% 150 0.00% 200 0.00% 250 0.00% Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Allowance (1) to Non-Performing Loans (1) Allowance for Loan Losses (2) This adjusted allowance to HFI Loans ratio excludes SBA PPP loans and is not presented in accordance with GAAP. See “Non-GAAP Measures” for reconciliation of this measure to its most comparable GAAP measures. ($ in millions) 1.43%(2) 1.70%(2) 1.74%(2) 1.62%(2) 1.34%(2) 1.48%(2) 1.15%(2) 16

Credit Quality vs. Peers (1) 0.83% 0.53% 0.48% 0.34% 0.23% 0.19% 0.11% 0.08% 0.08% 0.0 0% 0.1 0% 0.2 0% 0.3 0% 0.4 0% 0.5 0% 0.6 0% 0.7 0% 0.8 0% 0.9 0% Shinhan America Hope Peer USM Hanmi Open PCB CBB Woori America NPAs / (Total Loans + OREO) (2) 1.28% 0.86% 0.52% 0.21% 0.20% 0.0 0% 0.2 0% 0.4 0% 0.6 0% 0.8 0% 1.0 0% 1.2 0% 1.4 0% Hope Hanmi CBB Open PCB Classified Assets to Total Assets (3) (1) Korean-American banks operating in Southern California (2) Source: UBPR (3) Source: Press release concerning financial performance June 30, 2022 Peer Data as of March 31, 2022 June 30, 2022 Peer Data as of March 31, 2022 17

Deposit Overview $1,298 $1,246 $1,422 $1,459 $1,505 $1,510 $1,602 $1,717 79% 78% 81% 81% 82% 81% 84% 86% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% $50 0 $70 0 $90 0 $1,1 00 $1,3 00 $1,5 00 $1,7 00 $1,9 00 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Core Deposits (1) Core Deposits % to Total Deposits Noninterest DDA 48% Retail Other Interest- Bearing 24% Retail Time Deposits 24% State and Brokered Deposits 4% Deposit Composition (1) Not presented in accordance with GAAP. See “Non-GAAP Measures” for reconciliation of this measure to its most comparable GAAP measure. $576 $538 $716 $796 $833 $830 $892 $989 $378 $384 $412 $392 $410 $423 $464 $492$479 $468 $443 $445 $425 $429 $420 $422 $32 $25 $18 $0 $0 $0 $0 $0 $182 $180 $165 $165 $165 $185 $135 $95 $1,647 $1,595 $1,754 $1,798 $1,833 $1,867 $1,911 $1,998 0 500 1,00 0 1,50 0 2,00 0 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Deposit Trend Noninterest DDA Retail Other Interest-Bearing Retail Time Deposits Internet Time Deposits State and Brokered Deposits YoY +4.6% ($ in millions) ($ in millions) June 30, 2022 18

Maturity Schedule Time Deposits as of June 30, 2022 Retail Time Deposits State and Brokered Time Deposits Total ($ in thousands) Amount WA Rate Amount WA Rate Amount WA Rate Less Than 3 Months $ 175,354 0.49% $ 60,000 0.97% $ 235,354 0.61% 3 to 6 Months 93,978 0.53% 35,000 0.24% 128,978 0.45% 6 to 9 Months 70,946 0.65% 0 70,946 0.65% 9 to 12 Months 75,417 0.92% 0 75,417 0.92% More than 12 Months 6,285 1.53% 0 6,285 1.53% Total $ 421,980 0.62% $ 95,000 0.70% $ 516,980 0.63% 19

Profitability $3.4 $5.8 $8.6 $9.8 $11.0 $10.7 $10.2 $9.1 $9.2 $10.4 $11.0 $13.0 $14.6 $13.8 $13.2 $12.8 -1.0 1.0 3.0 5.0 7.0 9.0 11. 0 13. 0 15. 0 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 Net Income PTPP 0.69% 1.19% 1.75% 1.96% 2.11% 2.01% 1.92% 1.65% 1.85% 2.13% 2.25% 2.58% 2.79% 2.59% 2.48% 2.32% 0.0 0% 0.5 0% 1.0 0% 1.5 0% 2.0 0% 2.5 0% 3.0 0% 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 ROAA Adjusted ROAA $0.22 $0.38 $0.55 $0.64 $0.73 $0.70 $0.67 $0.60 $0.60 $0.67 $0.71 $0.85 $0.97 $0.91 $0.87 $0.84 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 Diluted EPS Adjusted Diluted EPS 5.98% 9.92% 14.66% 16.49% 17.98% 16.84% 16.01% 12.48% 16.02% 17.79% 18.85% 21.79% 23.79% 21.72% 20.65% 17.51% 0.0 0% 5.0 0% 10. 00% 15. 00% 20. 00% 25. 00% 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 ROAE Adjusted ROAE ($ in millions) Net Income & PTPP(1) Income Diluted EPS & Adjusted Diluted EPS(1) ROAA & Adjusted ROAA(1) ROAE & Adjusted ROAE(1) (1) PTPP (Pre-Tax Pre-Provision) income, and adjusted EPS, ROAA and ROAE for PTPP are not presented in accordance with GAAP. See “Non-GAAP measure” for reconciliations of these measures to their most comparable GAAP measures. 20

Noninterest Income $8.6 $42.4 $10.9 $34.1 $45.0 $36.8 $39.7 $38.4 10.7% 10.5% 12.0% 12.2% 10.8% 10.0% 10.6% 6.8% 8.0% 7.5% 10.9% 11.6% 9.5% 9.1% 9.5% 5.3% -30.0% -25.0% -20.0% -15.0% -10.0% -5.0% 0.0% 5.0% 10. 0% $(5.0) $5.0 $15 .0 $25 .0 $35 .0 $45 .0 $55 .0 $65 .0 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 SBA Loan Sale Trend SBA Loan Sold $ Premium % Gain % ($ in millions) ($ in millions) $40.1 $25.3 $17.7 $53.0 $71.4 $52.3 $29.7 $42.7 0.0 10. 0 20. 0 30. 0 40. 0 50. 0 60. 0 70. 0 80. 0 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 SBA 7(a) Loan Production (1) $1.5 $1.0 $1.5 $1.2 $1.3 $1.4 $1.5 $1.6 $0.8 $3.5 $1.3 $4.0 $4.3 $3.4 $3.8 $2.0 36% 77% 46% 77% 76% 70% 71% 56% 0% 10% 20% 30% 40% 50% 60% 70% 80% 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 Noninterest Income Trend All Other Income Gain % to Total (1) Total commitment basis ($ in millions) Gain on Sale of Loans 21

Noninterest Expense $6.4 $7.4 $6.2 $7.1 $7.6 $7.1 $8.6 $8.1 $3.5 $4.2 $3.5 $4.0 $3.6 $4.1 $3.5 $4.1 1.99% 2.38% 1.95% 2.21% 2.17% 2.12% 2.23% 2.22% 0.0 0% 0.5 0% 1.0 0% 1.5 0% 2.0 0% 2.5 0% 0.0 2.0 4.0 6.0 8.0 10. 0 12. 0 14. 0 16. 0 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 Noninterest Expense Trend Compensation All Other Expenses % to Average Total Assets 51.7% 52.7% 46.8% 46.1% 43.5% 44.8% 47.8% 49.0% 60.4% 60.4% 64.1% 59.4% 59.2% 59.8% 62.1% 0.00% 10.0 0% 20.0 0% 30.0 0% 40.0 0% 50.0 0% 60.0 0% 70.0 0% 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 Efficiency Ratio (2) PCB Peer Average 252 246 246 248 249 247 256 271 230 235 240 245 250 255 260 265 270 275 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Number of FTE (3) Employees (1) (1) Annualized (2) Source: Peer $1 to $3 billion per UBPR (3) Full-time equivalent ($ in millions) 22

Net Interest Margin 4.81% 4.73% 4.63% 4.63% 4.75% 4.59% 4.62% 4.72% 3.43% 3.64% 3.70% 3.83% 3.93% 3.87% 3.87% 4.01% 0.92% 0.73% 0.52% 0.40% 0.37% 0.35% 0.35% 0.43% 0.63% 0.49% 0.34% 0.24% 0.21% 0.19% 0.19% 0.23% -1.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 Yield & Cost (1) Loan Yield NIM Cost of Int-Bearing Liab Cost of Funds (1) Annualized 23

Capital 15.09% 17.79% 17.79% 18.92% 5.00% 6.50% 8.00% 10.00% 0.00% 2.00% 4.00% 6.00% 8.00% 10.0 0% 12.0 0% 14.0 0% 16.0 0% 18.0 0% 20.0 0% Tier 1 Leverage CET 1 Capital Tier 1 Capital Total Capital Bank Regulatory Capital Ratios Actual Minimum Requirement For Well-Capitalized $14.91 $15.19 $15.53 $16.09 $16.68 $17.24 $17.47 $22.36 $17.47 $17.73 $12 .00 $14 .00 $16 .00 $18 .00 $20 .00 $22 .00 $24 .00 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Book Value/TCE Per Share BV Per Share TCE Per Share June 30, 2022 11.35% 12.16% 11.72% 11.60% 11.76% 11.92% 11.87% 14.26% 11.87% 11.31% 5.00% 6.00% 7.00% 8.00% 9.00% 10.0 0% 11.0 0% 12.0 0% 13.0 0% 14.0 0% 15.0 0% Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Total Equity/TCE to Total Assets Total Equity to Total Assets TCE to Total Assets (1) Not presented in accordance with U.S. GAAP. See “Non-GAAP measure” for a reconciliation of these measure to its most comparable GAAP measures. (1) (1) 24

Adjusted Allowance to HFI Loans Ratio Adjusted allowance to HFI loans ratio is a non-GAAP measure that we use to enhance comparability to prior periods and provide supplemental information regarding the Company’s credit trends. We calculate adjusted allowance to HFI loan ratio as allowance divided by loans held-for-investment excluding SBA PPP loans. The SBA launched the PPP to provide a direct incentive for small businesses to keep their workers on the payroll in response to the COVID-19 pandemic. The SBA guarantees 100% of the PPP loans made to eligible borrowers, and the loans are eligible to be forgiven if certain conditions are met, at which point the SBA will make payments to the Bank for the forgiven amounts. The SBA guarantee on PPP loans cannot be separated from the loan and therefore is not a separate unit of account. The Company considered the SBA guarantee in the allowance for loan losses evaluation and determined that it is not required to reserve an allowance on SBA PPP loans. Core Deposits Core Deposits are a non-GAAP measure that we use to measure the portion of our total deposits that are thought to be more stable, lower cost and reprice less frequently on average in a rising rate environment. We calculate core deposits as total deposits less time deposits greater than $250,000 and brokered deposits. Management tracks its core deposits because management believes it is a useful measure to help assess the Company’s deposit base and, among other things, potential volatility therein. PTPP Income, and Adjusted ROAA, ROAE and Diluted EPS for PTPP PTPP income, and adjusted ROAA, ROAE and Diluted EPS are non-GAAP measures that we use to measure the Company’s performance and believe these presentations provide useful supplemental information, and a clearer understanding of the Company’s performance. We calculated PTPP income as net income excluding income tax provision and provision for loan losses. Management believes the non-GAAP measures enhance investors’ understanding of the Company’s business and performance. These measures are also useful in understanding performance trends and facilitate comparisons with the performance of other financial institutions. The limitations associated with operating measures are the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently ROATCE, TCE Per Share and TCE to Total Assets ROATCE, TCE per share and TCE to total assets measures that we use to measure the Company’s performance. We calculated TCE as total shareholders’ equity excluding preferred stock. Management believes the non-GAAP measures provide useful supplemental information, and a clearer understanding of the Company’s performance. 25 Non-GAAP Measures

PCB BANCORP

Non-GAAP Measures

The following table reconciles adjusted allowance to HFI loans ratio and core deposits to their most comparable GAAP measures:

($ in thousands)		09/30/20	12/31/20	03/31/21	06/30/21	09/30/21	12/31/21	03/31/22	06/30/22
HFI Loans	(a)	$ 1,578,804	$ 1,583,578	$ 1,685,916	$ 1,719,656	$ 1,707,878	$ 1,732,205	$ 1,742,955	$ 1,833,010
Less: SBA PPP Loans		(136,418)	(135,654)	(218,709)	(181,019)	(101,901)	(65,329)	(22,926)	(1,583)
HFI Loans, Excluding SBA PPP Loans	(b)	$ 1,442,386	$ 1,447,924	$ 1,467,207	$ 1,538,637	$ 1,605,977	$ 1,666,876	$ 1,720,029	$ 1,831,427
Allowance	(c)	$ 24,546	$ 26,510	$ 25,514	$ 24,889	$ 23,807	$ 22,381	$ 21,198	$ 21,071
Allowance to HFI Loans Ratio	(c)/(a)	1.55%	1.67%	1.51%	1.45%	1.39%	1.29%	1.22%	1.15%
Adjusted Allowance to HFI Loans Ratio	(c)/(b)	1.70%	1.83%	1.74%	1.62%	1.48%	1.34%	1.23%	1.15%
Total Deposits	(d)	$ 1,647,107	$ 1,594,851	$ 1,753,772	$ 1,797,648	$ 1,832,666	$ 1,867,134	$ 1,910,379	$ 1,997,607
Less: Time Deposits Greater Than $250K		(257,208)	(268,683)	(266,845)	(273,401)	(263,127)	(272,269)	(273,844)	(246,024)
Less: Brokered Deposits		(92,001)	(80,002)	(65,004)	(65,004)	(65,004)	(85,001)	(35,001)	(35,001)
Core Deposits	(e)	$ 1,297,898	$ 1,246,166	$ 1,421,923	$ 1,459,243	$ 1,504,535	$ 1,509,864	$ 1,601,534	$ 1,716,582
Core Deposits to Total Deposits	(e)/(d)	78.8%	78.1%	81.1%	81.2%	82.1%	80.9%	83.8%	85.9%

26

Non-GAAP Measures

PCB BANCORP

The following table reconciles PTPP income, and adjusted ROAA, ROAE and diluted EPS for PTPP to their most comparable GAAP measures:

($ in thousands)		3Q20	4Q20	1Q21	2Q21	3Q21	4Q21	1Q22	2Q22
Net Income	(a)	$ 3,449	$ 5,787	$ 8,560	$ 9,844	$ 11,023	$ 10,676	$ 10,240	$ 9,092
Add: Provision (Reversal) for Loan Losses		4,326	2,142	(1,147)	(934)	(1,053)	(1,462)	(1,191)	(109)
Add: Income Tax Provision		1,464	2,452	3,594	4,098	4,613	4,551	4,159	3,771
PTPP Income (Non-GAAP)	(b)	$ 9,239	$ 10,381	$ 11,007	$ 13,008	$ 14,583	$ 13,765	$ 13,208	$ 12,754
Average Total Assets	(c)	$ 1,991,614	$ 1,939,326	$ 1,987,217	$ 2,018,789	$ 2,070,365	$ 2,111,834	$ 2,161,132	$ 2,208,059
ROAA [1]	(a)/(c)	0.69%	1.19%	1.75%	1.96%	2.11%	2.01%	1.92%	1.65%
Adjusted ROAA (Non-GAAP)[1]	(b)/(c)	1.85%	2.13%	2.25%	2.58%	2.79%	2.59%	2.48%	2.32%
Average Total Shareholders' Equity	(d)	$ 229,463	$ 232,156	$ 236,790	$ 239,448	$ 243,185	$ 251,477	$ 259,367	$ 292,135
ROAE [1]	(a)/(d)	5.98%	9.92%	14.66%	16.49%	17.98%	16.84%	16.01%	12.48%
Adjusted ROAE (Non-GAAP)[1]	(b)/(d)	16.02%	17.79%	18.85%	21.79%	23.79%	21.72%	20.65%	17.51%
Net Income		$ 3,449	$ 5,787	$ 8,560	$ 9,844	$ 11,023	$ 10,676	$ 10,240	$ 9,092
Less: Income Allocated to Participating Securities		(8)	(11)	(33)	(41)	(43)	(40)	(48)	(42)
Net Income Allocated to Common Stock	(e)	3,441	5,776	8,527	9,803	10,980	10,636	10,192	9,050
Add: Provision for Loan Losses		4,326	2,142	(1,147)	(934)	(1,053)	(1,462)	(1,191)	(109)
Add: Income Tax Provision		1,464	2,452	3,594	4,098	4,613	4,551	4,159	3,771
PTPP Income Allocated to Common Stock	(f)	$ 9,231	$ 10,370	$ 10,974	$ 12,967	$ 14,540	$ 13,725	$ 13,160	$ 12,712
WA common shares outstanding, diluted	(g)	15,377,531	15,392,355	15,533,608	15,309,873	15,031,558	15,093,351	15,141,693	15,122,452
Diluted EPS	(e)/(g)	$ 0.22	$ 0.38	$ 0.55	$ 0.64	$ 0.73	$ 0.70	$ 0.67	$ 0.60
Adjusted Diluted EPS (Non-GAAP)	(f)/(g)	$ 0.60	$ 0.67	$ 0.71	$ 0.85	$ 0.97	$ 0.91	$ 0.87	$ 0.84

(1) Annualized.

27

PCB BANCORP

Non-GAAP Measures

The following table reconciles ROATCE to its most comparable GAAP measure:

($ in thousands)		3Q20	4Q20	1Q21	2Q21	3Q21	4Q21	1Q22	2Q22	06/22 YTD
Average Total Shareholders' Equity	(a)	$ 229,463	$ 232,156	$ 236,790	$ 239,448	$ 243,185	$ 251,477	$ 259,367	$ 292,135	$ 275,841
Less: Average Preferred Stock		0	0	0	0	0	0	0	28,872	14,516
Average TCE (Non-GAAP)	(b)	$ 229,463	$ 232,156	$ 236,790	$ 239,448	$ 243,185	$ 251,477	$ 259,367	$ 263,263	$ 261,325
Net Income	(c)	$ 3,449	$ 5,787	$ 8,560	$ 9,844	$ 11,023	$ 10,676	$ 10,240	$ 9,092	19,332
ROAE [(1)]	(c)/(a)	5.98%	9.92%	14.66%	16.49%	17.98%	16.84%	16.01%	12.48%	14.13%
ROATCE (Non-GAAP)[(1)]	(c)/(b)	5.98%	9.92%	14.66%	16.49%	17.98%	16.84%	16.01%	13.85%	14.92%

The following table reconciles TCE per share and TCE to total assets to their most comparable GAAP measures:

($ in thousands, except per share data)		09/30/20	12/31/20	03/31/21	06/30/21	09/30/21	12/31/21	03/31/22	06/30/22
Total Shareholders' Equity	(a)	$ 229,339	$ 233,788	$ 240,263	$ 238,941	$ 247,598	$ 256,286	$ 261,058	$ 334,375
Less: Preferred Stock		0	0	0	0	0	0	0	69,141
TCE (Non-GAAP)	(b)	$ 229,339	$ 233,788	$ 240,263	$ 238,941	$ 247,598	$ 256,286	$ 261,058	$ 265,234
Outstanding Shares	(c)	15,379,538	15,385,878	15,468,242	14,854,315	14,841,626	14,865,825	14,944,663	14,956,760
Book Value Per Share	(a)/(c)	$ 14.91	$ 15.19	$ 15.53	$ 16.09	$ 16.68	$ 17.24	$ 17.47	$ 22.36
TCE Per Share (Non-GAAP)	(b)/(c)	$ 14.91	$ 15.19	$ 15.53	$ 16.09	$ 16.68	$ 17.24	$ 17.47	$ 17.73
Total Assets	(d)	$ 2,021,187	$ 1,922,853	$ 2,050,672	$ 2,060,003	$ 2,104,699	$ 2,149,735	$ 2,199,742	$ 2,344,560
Total Shareholders' Equity to Total Assets	(a)/(d)	11.35%	12.16%	11.72%	11.60%	11.76%	11.92%	11.87%	14.26%
TCE to Total Assets (Non-GAAP)	(b)/(d)	11.35%	12.16%	11.72%	11.60%	11.76%	11.92%	11.87%	11.31%

(1) Annualized.

28